Exhibit 99.1
IDEX Corporation First Quarter 2008 Earnings Release April 22, 2008

Agenda Q1 2008 Summary Segment Performance Fluid & Metering Health & Science Dispensing Equipment Fire & Safety Capital Deployment FY and Q2 2008 Outlook Q&A

Replay Information Dial toll-free: 800.642.1687 International: 706.645.9291 Conference ID: #38180500 Log on to: www.idexcorp.com

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

Q1 2008 Financial Performance Strong Performance Q1 2008 Q1 2007 V% Orders $402 $360 12% Sales $372 $333 12% Operating Income $68 $62 11% Operating Margin 18.3% 18.5% (20)bp EBITDA Margin 21.6% 21.4% 20bp EPS $.50 $.45 11% FCF $22.1 $12.0 84% (Continuing Operations)

Portfolio Summary Strategic Position/ Innovation Market Growth Global Presence Acquisition Pipeline FMT (46%) HST (23%) - Core AI/IVD/Bio (40%) - Ind/Pneumatics (60%) Dispensing (13%) FSD (18%) - Fire - Rescue - BAND-IT IDEX M&A Focus Strong Platform for Growth

Fluid & Metering Performance Highlights: Q1 2008 sales growth of 25% Operating margin 20.0% Excellent acquisition execution and opportunities Outlook: Continued strong end-market performance International expansion New acquisitions Strong End Markets - Well Positioned to Grow

Health & Science Performance Highlights: Q1 2008 sales growth of 4% Operating margin 18.0% Outlook: Continued growth driven by strong core end markets Acquisitions performing well Strong growth in core analytical instrumentation, IVD and biotechnology markets

Dispensing Equipment Performance Highlights: Q1 2008 sales growth of 4% Operating margin 22.5% Outlook: Well positioned for growth - new technology and replenishment programs (aging equipment) Stable European market conditions Continued Solid Global Performance

Fire & Safety / Diversified Products Performance Highlights: Q1 2008 sales flat vs prior year Operating margin 25.8% Outlook: Fire suppression market slowdown Continued opportunity in international markets for rescue tool products and innovation driving higher than market growth in engineered band clamping products Strength in engineered band clamping and rescue tools businesses

Q1 2008 Performance Q1 '07 Q1 '08 360 401.7 Q1 '07 Q1 '08 333.3 371.7 (Continuing Operations) Double Digit Growth

Q1 2008 Performance Q1 '07 Q1 '08 0.185 0.183 (Continuing Operations) EBITDA 13% Growth Q1 '07 Q1 '08 0.214 0.216

Q1 2008 Performance Q1 '07 Q1 '08 36.8 41.4 Q1 '07 Q1 '08 0.45 0.5 Double Digit Earnings Growth (Continuing Operations) Income +12%

Q1 2008 Segment Performance (Continuing Operations) Q1 '08 Q1 '07 Change Orders $182.2 $145.9 25% Sales Organic Acquisition Currency $170.9 $136.7 25% 5% 17% 3% Operating Income $34.2 $29.8 15% Operating Margin 20.0% 21.8% (180)bp Fluid & Metering Technologies Continued Solid Performance

Q1 2008 Segment Performance Q1 '08 Q1 '07 Change Orders $89.7 $88.3 2% Sales Organic Acquisition Currency $83.6 $80.7 4% -2% 4% 2% Operating Income $15.1 $13.9 9% Operating Margin 18.0% 17.2% 80bp Health & Science Technologies Growth Driven by Acquisitions

Q1 2008 Segment Performance Q1 '08 Q1 '07 Change Orders $56.1 $56.9 (2)% Sales -Organic Currency $50.0 $47.9 4% (6)% 10% Operating Income $11.2 $11.7 (4)% Operating Margin 22.5% 24.4% (190)bp Dispensing Equipment Operating Margin Impacted by Lower Growth

Q1 2008 Segment Performance Q1 '08 Q1 '07 Change Orders $75.0 $70.0 7% Sales -Organic Currency $68.7 $69.2 - % (4)% 4% Operating Income $17.7 $15.4 15% Operating Margin 25.8% 22.2% 360bp Fire & Safety/Diversified Products Strong Operating Margin Performance

Capital Deployment Capability to deploy over $1 billion on acquisitions and share repurchases over the next three years, while still maintaining strong capital adequacy to support our ratings Primary focus of capital deployment strategy is still acquisitive growth Authorization for up to $125M share repurchase - intended to augment our primary capital deployment strategy

2008 Outlook FY 2008 Sales growth: 13 - 15% 4 - 6% Organic Growth 6% Acquisitions 3% Fx (at current rates) EPS estimate range: $2.10 - $2.18 Q2 2008 Sales growth: 14 - 16% FMT and Dispensing high single digits organic growth HST and Fire & Safety / Diversified Products low single digits organic growth 7% Acquisitions 3% Fx EPS estimate range: 53 - 56 cents

Q&A